                                                                EXHIBIT 99.17.11


                               {Face of Security}

Registered                         CUSIP No.:                   PRINCIPAL AMOUNT
No. - FXR-                       84850HAB3                          $50,000,000
          -----------            -------------                       ----------

        If the registered owner of this Security (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this Security is a Global Security ("Global Security") and the following legend is applicable:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER NAME, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            SPIEKER PROPERTIES, L.P.
                                Medium-Term Note
                                  (Fixed Rate)

INTEREST PAYMENT DATES)                           ORIGINAL ISSUE DATE: 07-22-96
(If other than January 15 and July 15):

REGULAR RECORD DATES) 12-31 & 6-30                STATED MATURITY: 12-17-2001
(If other than December 31 and June 30):

INTEREST RATE: 7.58%                              OPTIONAL REPAYMENT
                                                  DATE(S):
INITIAL REDEMPTION DATE: N/A

INITIAL REDEMPTION PERCENTAGE: N/A

ANNUAL REDEMPTION PERCENTAGE REDUCTION: N/A

MAKE-WHOLE AMOUNT APPLICABLE:                     / / ORIGINAL ISSUE
    [ ] Yes                                           DISCOUNT NOTE   N/A
    [X] No                                            Issue Price: __%

OTHER/ADDITIONAL PROVISIONS: N/A



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

        If the registered owner of this Security is the Depositary or a nominee of the Depositary, this Security is a Global Security and the following legends are applicable except as specified on the reverse hereof:

        THIS SECURITY IS A GLOBAL SECURITY, WITHOUT COUPONS, EXCHANGEABLE FOR ONE OR MORE DEFINITIVE SECURITIES OF THIS SERIES, WITHOUT COUPONS, AT THE PRINCIPAL OFFICE OR AGENCY OF THE REGISTRAR IN BOSTON, MASSACHUSETTS OR THE CITY OF NEW YORK ONLY UNDER THE CIRCUMSTANCES DESCRIBED HEREIN. THE RIGHTS ATTACHING TO THIS GLOBAL SECURITY AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES OF THIS SERIES ARE AS SPECIFIED HEREIN AND IN THE INDENTURE. THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. IN ADDITION, THE DEPOSITARY MAY NOT SELL, ASSIGN, TRANSFER OR OTHERWISE CONVEY ANY BENEFICIAL INTEREST IN THIS GLOBAL SECURITY UNLESS SUCH BENEFICIAL INTEREST IS IN AN AMOUNT EQUAL TO AN AUTHORIZED DENOMINATION FOR SECURITIES OF THIS SERIES, AND THE DEPOSITARY, BY ACCEPTING THIS GLOBAL SECURITY, AGREES TO BE BOUND BY THE PROVISIONS HEREOF.

        NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST OR PRINCIPAL HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

        This Security is one of a duly authorized issue of securities (herein called the "Securities") of Spieker Properties, L.P., a California limited partnership (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), limited to an aggregate principal amount not to exceed $200,000,000 (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000), issued and to be issued under an Indenture, dated as of December 6,1995 between the Company, Spieker Properties, Inc., the general partner of the Company (the "General Partner"), and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture (as hereinafter defined)) pursuant to a Fifth Supplemental Indenture thereto, to which Indenture and all applicable indentures supplemental thereto (the Indenture as supplemented being herein called the "Indenture") reference is hereby made for a statement of the respective rights thereunder of the Company, the General Partner, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security has been issued in the Principal Amount specified on the face hereof, with the Interest Payment Dates(s), Original Issue Date, and Stated Maturity specified on the face



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hereof and bearing interest on said Principal Amount at the Initial Interest
Rate specified on the face hereof. The Securities of this series may be issued from time to time with varying maturities, interest rates and other terms. Reference herein to "this Security," "hereof," "herein" and comparable terms shall include an addendum hereto if Other/Additional Provisions are specified on the face hereof.

        Any provision contained herein with respect to the calculation of the rate of interest applicable to this Security, its payment dates or any other matter relating hereto may be modified as specified in an addendum relating hereto if Other/Additional Provisions are specified on the face hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        The Company, for value received, hereby promises to pay to

, or registered assigns (the "Holder"), the Principal Amount hereof on the Stated Maturity specified on the face hereof (except to the extent redeemed or repaid prior to Stated Maturity), and to pay interest thereon, from the Original Issue Date specified on the face hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date of this Security is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof, semi-annually in arrears on each Interest Payment Date commencing on the first such Interest Payment Date next succeeding the Original Issue Date of this Security and at Stated Maturity (or on any prior date on which the principal or an installment of principal of this Security becomes due and payable, whether by the declaration of acceleration, call for redemption at the option of the Company, repayment at the option of the Holder or otherwise, each such date, a "Maturity"), commencing with the first Interest Payment Date after the Original Issue Date of this Security, unless the Original Issue Date of this Security is between a Regular Record Date and an Interest Payment Date, in which case the first payment of interest hereon shall be made on the second Interest Payment Date following such Regular Record Date, at the Interest Rate per annum specified on the face hereof, until the principal hereof is paid or duly made available for payment. Unless otherwise specified on the face hereof, the Interest Payment Dates with respect to this Security will be January 15 and July 15 of each year. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. Unless otherwise specified on the face hereof, the "Regular Record Date" will be the date 15 calendar days (whether or not a Business Day) immediately preceding the related Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Security falls on a day that is not a Business Day, the related payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable



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from and after such Interest Payment Date or Maturity, as the case may be. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest (a "Special Record Date"), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, all as more fully provided in the Indenture. As used herein, "Business Day" means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or the City of Boston, Massachusetts.

        If this Security is a Global Security (as specified on the face hereof), this Security is exchangeable in whole for definitive Securities of this series of like tenor and of an equal aggregate principal amount in accordance with the Indenture. Any definitive Securities of this series issued in exchange for this Global Security shall be registered in the name or names of such Person or Persons as the Holder hereof shall instruct the Registrar. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the holders thereof for any purpose under the Indenture.

        Any exchange of a Global Security for one or more definitive Securities of this series will be made at the office or agency of the Registrar in Boston, Massachusetts or New York, New York.

        If this Security is a Book-Entry Security, it may be transferred or exchanged only through a participating member of the Depository Trust Company. Registration of transfer of definitive Notes will be made at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006. No service charge will be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to the Indenture, not involving any transfer).

        If this Security is a Global Security, except as provided in the next paragraph, no beneficial owner of any portion of this Global Security shall be entitled to receive payment of accrued interest hereon until this Global Security has been exchanged for one or more definitive Securities of this series, as provided herein and in the Indenture.

        If this Security is a Global Security representing Book-Entry Securities, payments of principal of, and premium and interest, if any, on this Security will be made by the Company through the Trustee to the Depositary. If this Security is a definitive Security, payment of principal or premium, if any, at the Maturity of each definitive Security will



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

be made in immediately available funds upon presentation and surrender of the definitive Security at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006 or at such other place as the Company may designate. Payment of interest due at Maturity will be made to the person to whom payment of the principal of the definitive Security shall be made. Payment of the interest due on definitive Securities other than at Maturity will be made at the office or agency referred to above maintained by the Company for such purpose or, at the option of the Company, may be made by check mailed to the address of the holder entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities (whether having identical or different terms and provisions) will be entitled to receive interest payments, if any, on any Interest Payment Date other than at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture or its successors thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



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


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: July 22,1996                    SPIEKER PROPERTIES, L.P.
                                       By: Spieker Properties, Inc., as
                                           General Partner

                                       /s/   CRAIG G. VOUGHT
                                       -----------------------------------------
                                       Name:  Craig G. Vought
                                       Title: Chief Financial Officer

{Seal}
Attest:

By: /s/  ADRIAN J. GORDON
   -----------------------------
   Name:  Adrian J. Gordon
   Title: Vice President and Secretary



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

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of the Securities of the series designated "Medium-Term Notes" referred to in the within-mentioned Indenture.

STATE STREET BANK AND TRUST COMPANY, as Trustee

By: /s/ Carolina D. Altomas
   ------------------------------
     Authorized Officer



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

                               {FORM OF REVERSE}

                              ADDITIONAL PROVISIONS

        1. REGISTRAR AND AGENTS. Initially, State Street Bank and Trust Company will act as Registrar, Paying Agent, and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent. The address of State Street Bank and Trust Company is Two International Place, Boston, Massachusetts or 61 Broadway, New York, New York 10006.

        2. INDENTURE, LIMITATIONS. The Company issued the Securities as a series of its securities under an Indenture dated as of December 6, 1995 as supplemented by the First, Second and Third Supplemental Indentures, each dated December 11, 1995, the Fourth Supplemental Indenture dated January 24, 1996 and the Fifth Supplemental Indenture dated June 20, 1996 (the "Indenture") between the Company, the General Partner and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the holders of the Securities are referred to the Indenture and said Act for a statement of such terms.

                The Securities are general unsecured obligations of the Company limited to $200,000,000 principal amount (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000). The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness and sell, lease, transfer or dispose of its properties or assets.

        3. OPTIONAL REDEMPTION. The Securities will be subject to redemption at the option of the Company on any date on or after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as hereinafter defined), together with unpaid interest accrued to the date of redemption. "Redemption Price," with respect to any Security, means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount to be redeemed; and, if so specified on the face hereof, the Make-Whole Amount (as hereinafter defined). The Company shall be responsible for calculation of the Redemption Price and the components thereof. The Initial Redemption



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Percentage, if any, applicable to a Security shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed.

                From and after notice has been given as provided in the Indenture, if funds for the redemption of any Securities called for redemption shall have been made available on such redemption date, such Securities will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the holders of the Securities will be to receive payment of the Redemption Price.

                Notice of any optional redemption of any Securities will be given to holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 calendar days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such holder to be redeemed.

                The Company will notify the Trustee at least 45 days prior to giving notice of redemption to the holders (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Securities to be redeemed and the redemption date. If less than all of the Securities of any series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in the minimum authorized denomination for Securities or in any integral multiple thereof.

                "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of any interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

                "Reinvestment Rate" means 0.25% (one-fourth of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published



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maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

        4. OPTIONAL REPAYMENT. If provided on the face hereof, this Security will be subject to repayment, in whole or in part on a given day or days, prior to the Stated Maturity at the option of the Holder hereof on the optional repayment dates, if any, specified on the face hereof (each an "Optional Repayment Date"). If no Optional Repayment Date is specified on the face hereof, this Security will not be repayable at the option of the Holder hereof prior to its Stated Maturity. If this Security is subject to repayment at the option of the Holder hereof, on the Optional Repayment Date, if any, specified on the face hereof, this Security will be repayable in whole or from time to time in part in increments of $1,000, at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued to the date of repayment. For this Security to be repaid, such Security must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office or its New York City office, 61 Broadway, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

                Only DTC may exercise the repayment option in respect of Global Securities representing Book-Entry Securities. Accordingly, Beneficial Owners (as defined below) of Global Securities that desire to have all or any portion of the Book-Entry Securities represented by such Global Securities repaid must instruct the Participant (as hereinafter defined) through which they own their interest to direct DTC to exercise the repayment option on their behalf by delivering the related Global Security and duly completed election form to the Trustee as aforesaid. In order to ensure that such Global Security and election form are received by the Trustee on a particular day, the applicable Beneficial Owner must so instruct the Participant through which it owns its interest before such Participant's deadline for accepting instructions for that day. All instructions given to Participants from Beneficial Owners of Global Securities relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, each such Beneficial Owner shall cause the Participant through which it owns its interest to transfer such Beneficial Owner's interest in the Global Security or Global Securities



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representing the related Book-Entry Securities, on DTC's records, to the Trustee or its nominee.

                As used herein, "Beneficial Owner" means the ownership interest of each actual purchaser of each Security. As used herein, "Participant" means the entity which deposits Securities with DTC for which DTC holds such Securities.

        5. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar is not required (i) to issue, register the transfer of or exchange any Security if such security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 of the Indenture and ending at the close of business, if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of a Registered Security to be redeemed in part, the portion thereof not selected for redemption may be exchanged for a Registered Security of that series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the holder, except that portion, if any, of such Security which is not to be so repaid.

        6. PERSONS DEEMED OWNERS. The registered holder of a Security may be treated as the owner of it for all purposes.

        7. UNCLAIMED MONEY. If money for the payment of principal or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request, unless otherwise required by law. Thereafter, holders may look only to the Company for payment.

        8. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Indenture will be discharged and canceled with respect to the Securities except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds, sufficient to pay principal, premium, if any, and interest on such payment date or Redemption Date.

        9. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Securities with the consent of the holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the holders of the majority in principal amount of the Securities then outstanding. Without the consent of or notice to any holder, the Company may



                                       11
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supplement the Indenture, to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interest rights of any holder.

        10. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

        11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities, as defined in the Indenture, occurs and is continuing, the Trustee or the holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

        12. TRUSTEE DEALINGS WITH THE COMPANY. State Street Bank and Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

        13. AUTHENTICATION. This Security shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Security.

        14. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

                The Company will furnish to any holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Security in larger type. Requests may be made to: Spieker Properties, Inc., 2180 Sand Hill Road, Menlo Park, California 94025, Attention: Investor Relations Coordinator.



                                       12
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                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                         sells, assigns and transfers to


PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)


--------------------------------------------------------------------------------



the within Security of Spieker Properties, L.P. and __________________________ hereby does irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer said Security on the books of the within-named Trust with full power of substitution in the premises.

Dated:
      --------------                    ----------------------------------------

                                        ----------------------------------------

Signature(s) must be guaranteed by an eligible General Partner Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad 15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT

        The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Security (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Optional Repayment Date, to the undersigned, at
                     -----------------------------------------------------------


--------------------------------------------------------------------------------
         (Please print or typewrite name and address of the undersigned)

        For this Security to be repaid, the Trustee must receive at the Corporate Trust Office, currently located at Two International Place, Boston, Massachusetts or its New York City office at 61 Broadway, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Security with this "Option to Elect Repayment" form duly completed.

        If less than the entire principal amount of this Security is to be repaid, specify the portion hereof (which shall be increments of $1,000), which the holder elects to have repaid and specify the denomination or denominations of the Securities to be issued to the holder for the portion of this Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid).


Principal Amount
to be Repaid: $
               -------------           -----------------------------------------
                                       Notice: The signature(s) on this
Date:                                  Option to Elect Repayment must
     ---------------                   correspond with the name(s) as
                                       written on the face of the Security in
                                       every particular, without alteration or
                                       enlargement or any change whatsoever.



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